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                                                                    Exhibit 10.5


                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "ASSIGNMENT AND ASSUMPTION AGREEMENT"), is dated as of the 17 day of December 2002, and is made by and between H.J. Heinz Company, a Pennsylvania corporation and its affiliate and subsidiary companies except DLM Foods L.L.C. and its subsidiaries (collectively "HEINZ") and DLM Foods L.L.C., a Delaware limited liability corporation ("DLM").

     WHEREAS, Heinz is a party to that certain Supply Agreement dated as of August 13, 2000 (as implemented by the Implementation Schedule dated as of December 17, 2001, the "SUPPLY AGREEMENT") with Impress Holdings, B.V., a Dutch corporation formerly known as Impress Metal Packaging Holdings B.V. ("IMPRESS"), providing in part for the supply by Impress of metal cans and ends for use by Heinz at certain of its processing facilities (the "FACILITIES") listed in
Schedule 1.1 of the Supply Agreement.

     WHEREAS, Heinz and Impress are also parties to that certain Trademark and Technology License Agreement dated as of August 13, 2000 (the "LICENSE AGREEMENT"), and certain lease, sublease and/or subpermit and service agreements for the Facilities, each dated August 13, 2000 (collectively with the License Agreement, the "RELATED AGREEMENTS").

     WHEREAS, DLM Foods is currently a wholly-owned, indirect subsidiary of Heinz and Heinz has transferred and assigned, or will transfer and assign prior to the completion of the Merger (as defined below), all of its right, title or interest in or to each of the Facilities to DLM Foods or its affiliates.

     WHEREAS, Heinz, Del Monte Foods Company, ("DMFC"), and Del Monte Corporation ("DMC" and collectively with DMFC, "Del Monte") have entered into an Agreement and Plan of Merger dated as of June 12, 2002 (the "MERGER AGREEMENT"), whereby DMFC shall acquire, through a merger between DLM and DMC (the "MERGER"), all of Heinz's and Heinz's affiliates right, title and interest in and to each of the Facilities.

     WHEREAS, on November 26, 2002, Heinz assigned the Supply Agreement, and each of the Related Agreements except the License, to DLM, subject to certain exceptions and clarifications, under Section 14.4(i)(B) of the Supply Agreement and analogous provisions of the Related Agreements, as stated in the notice of November 26, 2002, a copy of which is attached as Exhibit 1; and

     WHEREAS, effective at the closing of the transactions contemplated under the Merger Agreement (the "Closing"), at which time DLM will become a subsidiary of Del Monte Foods Company, Heinz shall assign the Supply Agreement under
Section 14.4(ii),


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and shall assign each of the Related Agreements, to DLM, with exceptions and clarifications as noted below; and

     WHEREAS, accordingly, pursuant to this Assignment and Assumption Agreement and effective at the Closing, the Supply Agreement and Related Agreements with all their rights, duties and obligations shall be assigned to DLM with the exceptions and clarifications stated below.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by all parties hereto, the parties hereby agree as follows:

     1. Except as set forth in Section 2 of this Assignment and Assumption Agreement, effective as of the Closing, (a) Heinz does hereby transfer, assign and delegate to DLM, and DLM does hereby accept, all of Heinz's rights and obligations in and under the Supply Agreement and the Related Agreements, and
(b) DLM does hereby assume and agree to observe, perform, discharge when due and be bound by, each of the rights, liabilities and obligations of Heinz under the Supply Agreement and the Related Agreements.

     2. Notwithstanding Section 1, the transfer and assignment of all of Heinz's rights and obligations in and under the Supply Agreement and the Related Agreements to DLM shall be subject to the following:

          a. All of the rights and obligations under Section 9.3(a) of the Supply Agreement shall be assigned to and assumed by DLM, and the parties agree that such rights and obligations relate only to New Products developed by Impress which are applicable to products produced by DLM at the Facilities.

          b. All of the rights and obligations under Section 9.3(c) of the Supply Agreement shall be assigned to and assumed by DLM and the parties agree that such rights and obligations relate only to the supply of metal cans and ends for use at a Facility.

          c. All of the rights and obligations under Section 9.3(d) of the Supply Agreement shall be assigned to and assumed by DLM and the parties agree that such rights and obligations relate only to the supply of metal cans and ends for use at a Facility.

          d. All of the rights and obligations under Article XI of the Supply Agreement shall remain with Heinz and shall not be assigned to or assumed by DLM, nor shall DLM be deemed to have assumed or agreed to observe, perform, discharge when due or be bound by any liabilities or obligations of any kind or nature, whether absolute, contingent, accrued or otherwise, of Heinz thereunder.

          e. Both Heinz and DLM shall continue to be subject to all of the rights and obligations under Article XII, Sections 13.1, 13.2, 13.3, 13.4 and
13.5 and Article XIV of the Supply Agreement, except as set forth below.

          f. Both Heinz and DLM shall be subject to all of the rights and obligations under Sections 14.3 of the Supply Agreement; provided that all notices, invoices,








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proposals, forecasts, orders, reports, statements, demands and requests to DLM shall be sent to the following addresses:

                                             DLM Foods L.L.C
                                             c/o Del Monte Corporation
                                             One Market @ The Landmark
                                             P.O. Box 193575
                                             San Francisco, CA 94119-3575
                                             Attention: Chief Operating Officer
                                             Telephone: (415) 247-3000
                                             Facsimile: (415) 257-3755.

                                   With a copy to:

                                             Del Monte Foods Company
                                             One Market @ The Landmark
                                             P.O. Box 193575
                                             San Francisco, CA 94119-3575
                                             Attention: General Counsel
                                             Telephone: (415) 247-3000
                                             Facsimile: (415) 247-3263.

     3. To the extent such liabilities and obligations of Heinz under the Supply Agreement are expressly assumed by DLM hereunder, Heinz shall be released from such obligations and duties.

     4. Heinz, DLM Foods, Del Monte and Impress shall each execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, such further documents and instruments and perform such other reasonable actions as may reasonably be requested by a party hereto in order to implement the purposes of this Assignment and Assumption Agreement and effectuate and carry out the transactions contemplated hereby.

     5. This Assignment and Assumption Agreement and the respective rights, duties and obligations of the parties hereunder, shall be governed and construed in accordance with the law of the State of New York, without giving effect to the conflicts of laws of that or any other jurisdiction.

     6. This instrument shall inure to the benefit of the parties hereto and their respective successors and assigns.

     7. Sections 14.5, 14.6, 14.11, and 14.15 of the Supply Agreement are hereby incorporated by reference into this Assignment and Assumption Agreement.

     8. This Assignment and Assumption Agreement may be executed simultaneously in one or more counterparts and by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same instrument.



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                                      12/17/2002
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     9. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Supply Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first above written.


                                        H. HEINZ COMPANY

                                        By: /s/ Theodore N. Bobby
                                           -----------------------------------
                                           Name: Theodore N. Bobby
                                           Title: Vice President-Legal Affairs


                                        DLM FOODS L.L.C.

                                        By: /s/ Mitchell A. Ring
                                           -----------------------------------
                                           Name: Mitchell A. Ring
                                           Title: Vice President


                                        DEL MONTE FOODS COMPANY

                                        By: /s/ Jon W. Graves
                                           -----------------------------------
                                           Name: Jon W. Graves
                                           Title: Assistant Treasurer